UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2005

Item 1. Report to Stockholders.

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Calvert

Investments that make a difference

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September 30, 2005
Annual Report
Calvert World Values
International Equity Fund

Calvert

Investments that make a difference

An Ameritas Acacia Company

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
24

Statements of Changes in Net Assets
25

Notes to Financial Statements
27

Financial Highlights
33

Explanation of Financial Tables
37

Proxy Voting and Availability of Quarterly Portfolio Holdings
39

Director and Officer Information Table
40

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Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence,TM Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a minority member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 200 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Our community investing program, administered through the Calvert Social Investment Foundation, directs up to 3% of Calvert World Values International Equity Fund assets, at below-market rates, to investments that promote social justice. During this reporting period, the program made several investments, including one in the Media Development Loan Fund, which lends money to a network of independent radio-news outlets in Indonesia. The more than 400 local radio stations in this network are the only source promoting transparency in this new democracy of over 18,000 islands. The network links an audience of 20 million with 18-hours-per-day of locally produced, independent news and information, using an advertising model.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.

Special Equities

A modest but important portion of Calvert World Values International Equity Fund's portfolio is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. Through the Special Equities program the Fund made two new investments to support critical environmental and development goals in both India and China. The Small Enterprise Assistance Fund -- India Growth Fund invests in small- and medium-size businesses across a variety of industries. The China Environment Fund, affiliated with Tsingua University (the MIT of China), focuses on providing clean energy and industrial-process technologies to help Chinese companies operate with greater efficiency and less negative environmental impact.1

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

1. On September 30, 2005, China Environment Fund 2004, represented 0.0011% of Calvert World Values International Equity Fund and SEAF India International Growth Fund LLC represented 0.0354%.

Portfolio Management Discussion

Thomas Hancock
of Grantham, Mayo, Van Otterloo

Performance

Over the 12-month reporting period ended September 30, 2005, Calvert World Values International Equity Fund Class A shares at NAV returned a solid 22.95%, but behind the 26.32% return of the benchmark Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index.

Investment Climate

The reporting period was strong for equity markets outside the US. Though energy prices continued to move upward, corporate news was generally positive, and consumer demand proved resilient. The MSCI EAFE Index returned 26.32% in terms of US dollars for the period, versus a 29.19% return in local-currency terms. In previous years, US-based investors in foreign assets benefited significantly from a declining dollar. However, a slight rebound in the US currency led to less performance impact from currency exchange rates for international markets. Foreign stocks significantly outpaced the US market as measured by the S&P 500 Index (at 12.25% for the period). Emerging markets continued to lead the way, with the MSCI Emerging Markets Index posting a return of more than 47%.

Crude oil prices continued to set records, peaking after Hurricanes Katrina and Rita damaged US refining capability. Energy was the best-performing sector, followed closely by other commodity-related stocks in the Materials sector. Norway and Austria, buoyed by rising energy prices, led among developed markets.

Japan relies heavily on oil imports and had a struggling economy for much of the reporting period but posted strong returns at the end because of investor enthusiasm over election results. Prime Minister Koizumi's gamble in calling early elections over the issue of post-office privatization was rewarded by his decisive victory. Investors interpreted this win as an endorsement of overall economic reform. The Nikkei stock average set several four-year highs in the closing days of the reporting period.

In terms of sectors, Technology, Media, and Telecom (TMT) delivered the least successful performance for the reporting period.  Large Telecoms continued to struggle from overcapacity in the sector, which in turn hurt their suppliers. Even relatively blue chip stocks like Nokia suffered from management turnover and disappointing growth results.

Portfolio Strategy

Country selection and currency weightings combined to be positive factors for the Fund through the period but were negated by the impact from stock selection and sector exposures. The Fund's allocation to emerging markets paid off, as these stock markets have continued to outperform developed markets in the MSCI EAFE Index. Specifically, exposures to South Africa, Mexico, and Argentina added significant value. The portfolio was helped in the developed markets by an underweight to the United Kingdom but hurt more by an overweight to Japan and an underweight to Spain.

Fund underperformance at the sector level resulted largely from an underweight to Energy stocks. An underweight to mining stocks within the Materials sector also hurt, as did a poorly timed foray into Telecommunications. Overweighting to Utility stocks helped, but an emphasis on gas rather than electric utilities eroded this gain.

Individual stocks that made strong positive contributions to the Fund's return included Canadian energy company EnCana, Japanese construction-machinery manufacturer Komatsu, Finnish steel producer Rautaruukki, and German automaker Volkswagen. Less successful picks included UK retailers Next and DSG International (formerly known as Dixons), Japanese software company Trend Micro, and the telecommunications company Swisscom Group.

Outlook

We believe that equity market valuation levels now make a continuation of recent strong returns unlikely. In addition, we believe that increasing oil prices may begin hurting markets at some point, through both increased materials costs for producers and decreased demand by consumers. While signs of recovery in Japan are promising, they have been driven more by political sentiments than by economic strength, so some caution is in order. Perhaps the good news is that there is scope for positive surprises in currently disappointing markets and economies, such as Germany. Within markets (countries), valuation spreads are tight, and there seems little justification for making style bets (such as a strategy of overweighting to smaller-cap stocks, which have outperformed over the last several years).

In all, we believe significant outperformance should be harder to achieve and will be more dependent on individual stock selection -- the focus of our investment process -- than has been true in years past. However, since overseas stocks are still more reasonably priced than are those in the US, the potential for international outperformance remains good.

As of September 30, 2005,  the following companies represented the following percentages of Fund net assets:  EnCana 1.57%, Komatsu 0.89%, Rautaruukki 0.51%, Volkswagen 1.63%, Next 0.56%, DSG International 0.45%, Trend Micro 0.0%, and Swisscom 0.45%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	7.98%	22.95%
Class B	7.39%	21.63%
Class C	7.45%	21.93%
Class I	8.39%	23.92%
MSCI EAFE Index GD*	9.61%	26.32%
Lipper International Multi-Cap Core Funds Avg.*	10.33%	25.56%

Ten Largest Stock Holdings

	% of Net Assets
GlaxoSmithKline plc	3.3%
ING Groep NV CVA	2.2%
Nokia Oyj	1.9%
ABN AMRO Holding NV	1.7%
HBOS plc	1.6%
EnCana Corp.	1.6%
Enel SpA	1.5%
Hennes & Mauritz AB	1.5%
Fortis SA/NV	1.3%
Telecom Italia SpA	1.3%
Total	17.9%

Asset Allocation

Stocks	95%
Bonds & Notes	1%
Cash & Cash Equivalents	4%
	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

*Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	17.09%
Five year	(0.51%)
Ten year	4.46%

Class B Shares
One year	16.63%
Five year	(1.01%)
Since inception	0.61%
(3/31/98)

Class C Shares
One year	20.78%
Five year	(0.51%)
Ten year	3.92%

Class I Shares
One year	23.92%
Five year	1.37%
Since inception	3.20%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics

Country Allocation	% of Total Investments
9/30/05
Argentina	0.1%
Australia	4.9%
Austria	0.1%
Belgium	3.0%
Brazil	1.0%
Canada	2.2%
Denmark	0.2%
Finland	2.6%
France	4.2%
Germany	5.4%
Greece	0.3%
Hungary	0.2%
India	0.5%
Indonesia	0.1%
Ireland	0.9%
Israel	0.9%
Italy	3.7%
Japan	20.3%
Luxembourg	0.5%
Mexico	1.2%
Netherlands	6.6%
Norway	0.5%
Panama	0.0%
Philippines	0.1%
Poland	0.3%
Russia	0.1%
Singapore	0.6%
South Africa	1.2%
South Korea	1.3%
Spain	1.8%
Sweden	3.5%
Switzerland	3.2%
Taiwan	1.1%
Thailand	0.2%
Turkey	0.0%
United Kingdom	21.1%
United States	6.1%
100.0%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,079.80	$9.60
Hypothetical	$1,000.00	$1,015.83	$9.31
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,073.90	$14.96
Hypothetical	$1,000.00	$1,010.64	$14.51
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,074.50	$14.15
Hypothetical	$1,000.00	$1,011.43	$13.72
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,083.90	$5.75
Hypothetical	$1,000.00	$1,019.55	$5.57
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.84%, 2.88%, 2.72% and 1.10% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund, a series of the Calvert World Values Fund, Inc., as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Statement of Net Assets
September 30, 2005

Equity Securities - 93.8%	Shares	Value
Argentina - 0.1%
Grupo Financiero Galicia SA, Class B (ADR)*	10,000	$86,700
Telecom Argentina SA, Class B (ADR)*	12,200	157,502
		244,202

Australia - 4.9%
Amcor Ltd.	250,296	1,283,631
Aristocrat Leisure Ltd.	91,137	825,423
Australia & New Zealand Banking Group Ltd.	185,037	3,394,170
Australian Gas & Light Co. Ltd.	121,179	1,372,585
Commonwealth Bank of Australia	66,037	1,938,632
Lend Lease Corp Ltd.	68,902	737,265
Macquarie Bank Ltd.	33,876	1,950,919
National Australia Bank Ltd.	139,006	3,511,307
Santos Ltd.	333,977	3,193,285
Telstra Corp. Ltd.	807,259	2,511,141
		20,718,358

Austria - 0.1%
Mayr-Melnhof Karton AG	2,180	318,066

Belgium - 3.0%
Agfa Gevaert NV	27,611	667,531
Colruyt SA	6,708	875,176
Dexia	96,834	2,186,960
Fortis SA/NV	190,500	5,542,779
UCB SA	65,290	3,457,676
		12,730,122

Brazil - 1.0%
Banco Itau Holding Financiera SA (ADR)	13,600	1,613,776
Gerdau SA (ADR)	65,760	981,797
Tele Centro Oeste Celular Participacoes SA (ADR)	13,300	120,498
Tele Norte Leste Participacoes SA (ADR)	32,800	542,184
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	18,500	973,100
		4,231,355

Canada - 2.1%
EnCana Corp.	113,700	6,645,028
Royal Bank of Canada	34,000	2,480,262
		9,125,290

Denmark - 0.2%
Novo-Nordisk A/S	21,300	1,056,551

Finland - 2.6%
Kesko Oyj	33,900	943,432
Nokia Oyj	473,150	7,953,108
Rautaruukki Oyj	95,800	2,158,987
		11,055,527

Equity Securities - Cont'd	Shares	Value
France - 4.2%
AXA SA	73,662	$2,028,686
BNP Paribas SA	39,759	3,032,293
Business Objects SA*	34,161	1,176,013
Carrefour SA	20,063	926,068
France Telecom SA	104,268	3,002,345
Havas SA	159,170	809,933
L'Oreal SA	28,467	2,212,279
Peugeot SA	40,653	2,769,595
Societe Generale Groupe	14,543	1,665,038
		17,622,250

Germany - 5.4%
Adidas - Salomon AG	11,948	2,082,949
Altana AG	39,078	2,194,861
Celesio AG	10,931	960,207
Continental AG	18,023	1,484,305
Deutsche Bank AG	17,247	1,618,378
Deutsche Post AG	27,076	635,335
Muenchener Rueckversicherungs AG	28,693	3,286,812
Schering AG	57,086	3,620,684
Volkswagen AG:
Non-Voting Preferred	63,203	2,894,462
Ordinary	64,976	4,011,420
		22,789,413

Greece - 0.3%
National Bank of Greece SA	33,005	1,315,703

Hungary - 0.2%
OTP Bank Rt (GDR)	10,000	791,000

India - 0.5%
Bajaj Auto Ltd. (GDR)	6,275	241,588
GAIL India Ltd. (GDR)	8,500	308,550
ICICI Bank Ltd. (ADR)	26,880	759,360
Ranbaxy Laboratories Ltd. (GDR)	20,300	231,420
Satyam Computer Services Ltd. (ADR)	17,600	531,872
		2,072,790

Indonesia - 0.1%
PT Bank Mandiri Tbk	1,310,000	184,597
PT Indonesian Satellite Corp. Tbk	202,000	104,043
PT Unilever Indonesia Tbk	361,000	142,961
		431,601

Ireland - 0.9%
Allied Irish Banks plc	100,402	2,142,845
Bank of Ireland	49,843	790,324
DCC plc	52,330	1,053,762
		3,986,931

Equity Securities - Cont'd	Shares	Value
Israel - 0.9%
Check Point Software Technologies Ltd.*	41,200	$1,001,984
Taro Pharmaceuticals Industries Ltd.*	8,800	226,424
Teva Pharmaceutical Industries Ltd. (ADR)	82,900	2,770,518
		3,998,926

Italy - 3.3%
Enel SpA	749,516	6,480,004
Parmalat Finanziaria SpA (b)*	883,096	11
Sanpaolo IMI SpA	144,107	2,245,034
Telecom Italia SpA	1,941,469	5,419,468
		14,144,517

Japan - 20.4%
Acom Co. Ltd.	17,222	1,252,564
Advantest Corp.	18,600	1,444,724
Alps Electric Co. Ltd.	82,000	1,333,916
Astellas Pharma, Inc.	57,000	2,148,285
Chiba Bank Ltd.	129,000	1,050,947
Daiichi Sankyo Co. Ltd.*	161,448	3,313,179
Denso Corp.	55,500	1,611,678
Eisai Co. Ltd.	86,700	3,711,505
Fanuc Ltd.	31,500	2,552,363
Furukawa Electric Co. Ltd.*	473,000	2,400,591
Hoya Corp.	11,600	386,001
Hoya Corp. (When Issued)*	34,800	1,185,648
JSR Corp.	60,900	1,268,582
Kao Corp.	116,000	2,861,733
Kawasaki Kisen Kaisha Ltd.	178,000	1,286,747
Kikkoman Corp.	109,000	1,048,678
Kobe Steel Ltd.	722,000	2,198,597
Komatsu Ltd.	278,000	3,793,530
Mazda Motor Corp.	500,067	2,198,097
Mitsubishi Chemical Corp.	490,000	1,626,197
Mitsui OSK Lines Ltd.	181,000	1,449,022
Mitsui Trust Holdings, Inc.	154,000	2,136,793
Mizuho Financial Group, Inc.	476	3,033,426
Nippon Steel Corp.	911,000	3,425,447
Nippon Telegraph & Telephone Corp.	289	1,423,381
Nippon Yusen Kabushiki Kaisha	263,000	1,766,565
Nitto Denko Corp.	35,100	1,979,690
NTT Data Corp.	425	1,643,056
Ono Pharmaceutical Co. Ltd.	36,100	1,685,591
Osaka Gas Co. Ltd.	1,076,000	3,770,440
Resona Holdings, Inc.*	1,402	3,625,809
Sharp Corp.	83,000	1,204,396
Shizuoka Bank Ltd.	117,000	1,207,229
SMC Corp.	15,600	2,080,551
Sumitomo Electric Industries Ltd.	147,000	1,985,172
Taiyo Nippon Sanso Corp.	140,000	876,120
Teijin Ltd.	379,000	2,214,555
Terumo Corp.	91,300	2,941,392
Tokyo Electron Ltd.	36,400	1,937,349
Tokyo Gas Co. Ltd	461,000	1,875,820

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Ube Industries Ltd.	778,000	$2,101,311
Yamada Denki Co. Ltd.	25,900	1,972,876
Yamato Transport Co. Ltd.	95,000	1,564,676
		86,574,229

Luxembourg - 0.5%
Arcelor SA	88,129	2,067,935

Mexico - 1.2%
America Movil, SA de CV (ADR)	45,100	1,187,032
Cemex, SA de CV (ADR)	56,708	2,965,828
Empresas ESM, SA de CV (a)(b)(i)*	2,989	1
Telefonos de Mexico, SA de CV (ADR)	48,800	1,037,976
		5,190,837

Netherlands - 6.5%
ABN AMRO Holding NV	301,290	7,240,478
Aegon NV	207,191	3,085,412
Buhrmann NV	159,298	1,930,419
Hagemeyer NV*	629,415	1,859,424
ING Groep NV CVA	317,207	9,478,057
TNT NV	52,068	1,297,737
Unilever NV CVA	38,494	2,745,510
		27,637,037

Norway - 0.4%
Orkla ASA	50,350	1,913,907

Panama - 0.0%
ProFund International SA:
Common (b)(i)*	2,500	--
Preferred (b)(i)*	39,541	22,349
		22,349

Philippines - 0.1%
Equitable PCI Bank*	101,000	89,396
First Philippine Holding Corp.	83,705	62,115
Globe Telecom, Inc.	7,068	94,156
		245,667

Poland - 0.3%
Bank Pekao SA (GDR)	11,100	617,160
Telekomunikacja Polska SA (GDR)	60,200	466,550
Telekomunikacja Polska SA (GDR) (e)	4,000	31,000
		1,114,710

Russia - 0.1%
VimpelCom (ADR)*	8,300	368,852

Singapore - 0.6%
DBS Group Holdings Ltd.	206,000	1,925,633
Singapore Telecommunications Ltd.	315,000	456,589
		2,382,222

Equity Securities - Cont'd	Shares	Value
South Africa - 1.2%
Alexander Forbes Ltd.	74,500	$168,292
BIDVest Group Ltd.:
Common	57,385	833,336
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	3,045	15,339
Community Growth Fund*	894,098	707,439
Investec Ltd.	8,687	325,819
Nedcor Ltd.	41,666	604,737
Pick'n Pay Holdings Ltd.	61,200	123,315
Pick'n Pay Stores Ltd.	54,500	244,081
Spar Group Ltd.	33,000	160,520
Telkom South Africa Ltd.	35,397	702,869
Tiger Brands Ltd.	40,000	880,283
VenFin Ltd.	55,800	296,897
		5,062,927

South Korea - 1.3%
Kookmin Bank (ADR)	51,300	3,039,525
KT Corp. (ADR)	42,291	951,547
SK Telecom Co. Ltd. (ADR)	60,419	1,319,551
		5,310,623

Spain - 1.8%
Banco Bilbao Vizcaya Argentaria SA	111,104	1,954,610
Banco Santander Central Hispano SA	90,795	1,196,623
Gas Natural SDG SA	90,363	2,636,825
Sacyr Vallehermoso SA	59,879	1,685,919
		7,473,977

Sweden - 3.4%
Hennes & Mauritz AB	180,350	6,449,735
Holmen AB	25,100	788,879
Nordea Bank AB	290,000	2,906,902
Sandvik AB	38,800	1,934,580
Securitas AB	65,400	1,015,055
TeliaSonera AB	312,000	1,485,023
		14,580,174

Switzerland - 3.1%
Credit Suisse Group	85,646	3,807,227
Logitech International SA*	28,752	1,167,701
Serono SA	2,181	1,439,900
Swisscom AG	5,798	1,902,680
Zurich Financial Services Group AG*	29,089	4,976,047
		13,293,555

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	542,967	4,463,189

Thailand - 0.2%
Bangkok Bank PCL (NVDR)	162,300	415,191
Bangkok Dusit Medical Service PCL	19,000	7,916
Charoen Pokphand Foods PCL (NVDR)	582,000	88,622
Electricity Generating PCL	77,700	141,978

Equity Securities - Cont'd	Shares	Value
Thailand - Cont'd
Kiatnakin Finance PCL	98,000	$74,613
Land & Houses PCL (NVDR)	625,900	129,617
National Finance PCL	226,500	71,187
		929,124

Turkey - 0.0%
Turkcell Iletisim Hizmet AS (ADR)	15,843	216,257

United Kingdom - 20.9%
Aegis Group plc	719,647	1,782,682
Aviva plc	327,278	3,604,811
Barclays plc	449,160	4,553,884
Barratt Developments plc	174,434	2,331,803
Boots Group plc	192,131	2,068,637
BT Group plc	860,768	3,384,965
Bunzl plc	129,619	1,302,697
Cadbury Schweppes plc	410,964	4,159,356
Centrica plc	663,964	2,890,054
DSG International plc	720,418	1,918,436
George Wimpey plc	206,523	1,564,006
GlaxoSmithKline plc	554,990	14,160,438
GUS plc	98,628	1,491,209
HBOS plc	440,104	6,646,379
Imperial Chemical Industries plc	163,211	864,191
Invensys plc*	5,965,367	1,530,493
J Sainsbury plc	178,986	885,171
Johnson Matthey plc	49,539	1,036,951
Kingfisher plc	163,404	624,515
Next plc	96,004	2,364,585
Northern Foods plc	679,817	1,837,382
O2 plc	728,725	2,034,039
Old Mutual plc	139,000	342,440
Prudential plc	237,995	2,166,604
Royal Bank of Scotland Group plc	77,041	2,193,331
Sage Group plc	290,995	1,186,814
Scottish & Southern Energy plc	292,941	5,333,617
Scottish Power plc	201,762	2,040,243
Tate & Lyle plc	222,433	1,787,806
Unilever plc	323,861	3,392,397
United Utilities plc	144,129	1,670,394
Vodafone Group plc	1,243,784	3,246,110
Wolseley plc	110,613	2,346,668
		88,743,108

United States - 0.9%
Distributed Energy Systems Corp.:
Common Stock*	268,000	2,235,120
Contingent Deferred Distribution:
Cash Tranche 2 (b)(i)*	44,584	40,814
Stock Tranche 2 (b)(i)*	6,242	46,662
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1 (b)(i)*	23,587	130,672
Tranche 2 (b)(i)*	70,759	392,005

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
Evergreen Solar, Inc.*	1,400	$13,062
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	--
Common Stock Warrants
(strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	--
Series A, Preferred (b)(i)*	69,033	69,033
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	--
Series B, Preferred (b)(i)*	161,759	161,759
Mayer Laboratories, Inc. Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	--
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,457
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08) (b)(i)*	198	22
RF Technology, Inc.:
Series A, Preferred (b)(i)*	53,844	1
Series A, Preferred Warrants
(strike price $0.01/share, expires 12/31/05) (b)(i)*	15,384	--
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	159,398
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants
(strike price $1.53/share, expires 10/20/05) (b)(i)*	32,726	--
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/26/15) (b)(i)*	11,920	2,143
		3,795,298

Total Equity Securities (Cost $335,866,733)		398,018,579

	Adjusted
Limited Partnership Interest - 0.5%	Basis	Value
SAM Sustainability Private Equity Fund (b)(i)*	$938,805	538,843
China Environment Fund 2004 (b)(i)*	4,653	4,653
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	400,000
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	991,670	656,091
SEAF India International Growth Fund LLC (b)(i)*	150,000	150,000
ShoreCap International (b)(i)*	320,565	263,826
Terra Capital Investments (b)(i)*	403,590	1

Total Limited Partnership Interest (Cost $2,861,931)		2,013,414

	Principal
Corporate Notes - 0.0%	Amount
Mayer Laboratories, Inc., 6.00%, 12/31/06 (b)(i)	103,642	25,910

Total Corporate Notes (Cost $103,642)		25,910

	Principal
High Social Impact Investments - 0.8%	Amount	Value
Calvert Social Investment Foundation Notes,
3.00%, 7/1/08 (b)(i)(r)	$3,738,819	$3,605,156

Total High Social Impact Investments (Cost $3,738,819)		3,605,156

Certificates of Deposit - 0.0%
Self Help Credit Union, 3.37%, 2/23/06 (b)(k)	100,000	99,720
ShoreBank, 3.10%, 3/15/06 (b)(k)	100,000	99,832

Total Certificates of Deposit (Cost $200,000)		199,552

U.S. Government Agencies and Instrumentalities - 3.6%
Federal Home Loan Bank Discount Notes, 10/3/05	15,100,000	15,097,358

Total U.S. Government Agencies and Instrumentalities (Cost $15,097,358)		15,097,358

U.S. Treasury Obligations - 0.2%
United States Treasury Bill, 2/23/06 (l)	700,000	689,723

Total U.S. Treasury Obligations (Cost $689,723)		689,723

TOTAL INVESTMENTS (Cost $358,558,206) - 98.9%		419,649,692
Other assets and liabilities, net - 1.1%		4,562,622
Net Assets - 100%		$424,212,314

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized.
Class A: 14,644,082 shares outstanding		$247,069,131
Class B: 764,581 shares outstanding		13,753,263
Class C: 1,257,428 shares outstanding		21,220,201
Class I: 4,220,637 shares outstanding		84,236,429
Undistributed net investment income		3,383,660
Accumulated net realized gain (loss) on investments		(6,468,747)
Net unrealized appreciation (depreciation) on investments		61,018,377
Net Assets		$424,212,314

Net Asset Value Per Share
Class A (based on net assets of $297,150,731)		$20.29
Class B (based on net assets of $14,231,893)		$18.61
Class C (based on net assets of $22,855,623)		$18.18
Class I (based on net assets of $89,974,067)		$21.32

Abbreviations:
ADR: American Depository Receipt	LP: Limited Partnership
CVA: Certificaten Van Aandelen	NVDR: Non-Voting Depository Receipt
GDR: Global Depository Receipt	ZAR: South African Rand
LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Restricted securities represent 1.7% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(l) Collateral for futures contracts.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at September 30, 2005

Contracts to Receive/ Deliver		In Exchange For		Settlement Date	Contract Value (US$)	Unrealized Appreciation/ Depreciation (US$)
Purchases
Australian Dollar	780,538	US Dollars	$597,011	29-Nov-05	$594,989	($2,022)
Australian Dollar	1,819,836	US Dollars	1,397,667	29-Nov-05	1,387,224	(10,443)
Swiss Franc	2,251,073	US Dollars	1,789,032	29-Nov-05	1,755,824	(33,208)
Swiss Franc	2,251,072	US Dollars	1,788,068	29-Nov-05	1,755,823	(32,245)
Swiss Franc	2,251,072	US Dollars	1,789,348	29-Nov-05	1,755,823	(33,525)
Swiss Franc	2,251,072	US Dollars	1,788,266	29-Nov-05	1,755,823	(32,443)
Swiss Franc	2,251,073	US Dollars	1,788,937	29-Nov-05	1,755,824	(33,113)
Swiss Franc	2,251,073	US Dollars	1,789,065	29-Nov-05	1,755,824	(33,241)
Euro	1,608,911	US Dollars	1,976,927	29-Nov-05	1,945,951	(30,976)
Euro	1,608,911	US Dollars	1,975,698	29-Nov-05	1,945,951	(29,747)
Euro	1,608,911	US Dollars	1,976,481	29-Nov-05	1,945,951	(30,530)
Euro	1,608,911	US Dollars	1,976,264	29-Nov-05	1,945,951	(30,313)
Euro	1,608,911	US Dollars	1,976,354	29-Nov-05	1,945,951	(30,403)
Euro	1,608,911	US Dollars	1,976,065	29-Nov-05	1,945,951	(30,114)
Euro	1,608,911	US Dollars	1,976,497	29-Nov-05	1,945,951	(30,546)
British Pound	280,222	US Dollars	501,527	29-Nov-05	495,371	(6,156)
				Total Purchases		($429,025)

Sales
Australian Dollar	1,820,362	US Dollars	$1,368,758	29-Nov-05	$1,387,625	($18,867)
Canadian Dollar	760,150	US Dollars	631,374	29-Nov-05	655,894	(24,520)
Euro	930,797	US Dollars	1,155,092	29-Nov-05	1,125,784	29,308
Euro	1,610,695	US Dollars	2,002,812	29-Nov-05	1,948,109	54,703
British Pound	1,786,204	US Dollars	3,215,464	29-Nov-05	3,157,616	57,848
British Pound	1,786,204	US Dollars	3,214,506	29-Nov-05	3,157,616	56,890
British Pound	1,786,204	US Dollars	3,216,446	29-Nov-05	3,157,616	58,830
Japanese Yen	4,720,997	US Dollars	43,494	29-Nov-05	41,947	1,547
Swedish Krona	1,061,350	US Dollars	139,604	29-Nov-05	137,819	1,785
					Total Sales	$217,524
Net Unrealized Depreciation						($211,501)

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures*	Contracts	Date	at Value	(Depreciation)
Purchased:
DAX Index	60	12/05	$9,162,639	$244,864
Total Purchased				$244,864

* Futures collateralized by 700,000 units of U.S. Treasury Bills.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05	$3,738,819
China Environment Fund 2004, LP	09/15/05	4,653
Distributed Energy Systems Corp.:
Cash Tranche 2	01/06/04	44,584
Stock Tranche 2	01/06/04	17,415
Warrants (strike price $2.80/share, expires 12/17/06):
Tranch 1	01/06/04	--
Tranch 2	01/06/04	--
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
GNet Defta Development Holdings LLC	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	--
Common Warrants (strike price $1.00/share, exp. 10/31/13)	11/4/04	--
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/4/04	--
Series B, Preferred	10/21/04 -10/27/04	161,759
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/06	12/31/96	103,642
Warrants (strike price $6.50/share, expires 12/31/07)	01/21/03	--
Powerspan Corp.:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/04	273,105
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08)	12/21/04	--
ProFund International SA:
Common	08/29/95 - 05/25/99	2,500
Preferred	5/25/99 - 09/08/03	39,540
RF Technology, Inc.:
Series A, Preferred	07/16/99 - 03/23/01	299,990
Series A, Preferred Warrants
(strike price $0.01/share, expires 12/31/05)	12/9/04	--
SAM Sustainability Private Equity Fund, LP	07/19/01 - 09/23/05	935,343
SEAF Central & Eastern European Growth Fund LLC, LP	08/10/00 - 06/08/05	647,780
SEAF India International Growth Fund LLC, LP	03/22/05 - 05/11/05	150,000
ShoreCap International, LP	08/12/04 -12/20/04	320,565
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants
(strike price $1.53/share, expires 10/20/05)	6/10/03	--
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/26/15)	05/27/05	--
Terra Capital Investments, LP	11/23/98 - 09/26/05	403,590

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $822,369)	$10,445,397
Interest income	494,529
Total investment income	10,939,926

Expenses:
Investment advisory fee	2,623,546
Transfer agency fees and expenses	790,439
Administrative fees	1,105,417
Distribution Plan expenses:
Class A	641,384
Class B	120,996
Class C	191,192
Directors' fees and expenses	68,345
Custodian fees	601,259
Registration fees	55,414
Reports to shareholders	92,761
Professional fees	45,571
Miscellaneous	80,782
Total expenses	6,417,106
Reimbursement from Advisor:
Class I	(39,366)
Fees paid indirectly	(23,119)
Net expenses	6,354,621

Net Investment Income	4,585,305

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $4,105)	17,477,093
Foreign currency transactions	(797,296)
Futures	1,682,947
18,362,744

Change in unrealized appreciation or (depreciation) on: Investments and foreign currencies (net of deferred foreign taxes of $26,072)	48,512,775
Assets and liabilities denominated in foreign currencies	(529,938)
Futures	391,088
48,373,925

Net Realized and Unrealized Gain
(Loss)	66,736,669

Increase (Decrease) in Net Assets
Resulting From Operations	$71,321,974

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$4,585,305	$1,690,551
Net realized gain (loss)	18,362,744	27,946,722
Change in unrealized appreciation or (depreciation)	48,373,925	1,169,880

Increase (Decrease) in Net Assets
Resulting From Operations	71,321,974	30,807,153

Distributions to shareholders from
Net investment income:
Class A Shares	(1,466,908)	(1,991,052)
Class B Shares	--	(78,031)
Class C Shares	--	(127,694)
Class I Shares	(765,536)	(240,952)
Total distributions	(2,232,444)	(2,437,729)

Capital share transactions:
Shares sold:
Class A Shares	74,461,354	57,475,632
Class B Shares	4,136,624	2,803,696
Class C Shares	7,979,089	5,797,749
Class I Shares	35,815,199	28,944,478
Reinvestment of distributions:
Class A Shares	1,339,677	1,822,469
Class B Shares	--	67,921
Class C Shares	--	115,328
Class I Shares	726,130	240,952
Redemption fees:
Class A Shares	2,879	21,922
Class C Shares	1	--
Shares redeemed:
Class A Shares	(42,246,113)	(31,965,514)
Class B Shares	(1,072,475)	(911,971)
Class C Shares	(3,222,197)	(2,446,334)
Class I Shares	(8,208,056)	(1,589,121)
Total capital share transactions	69,712,112	60,377,207

Total Increase (Decrease) in Net Assets	138,801,642	88,746,631

Net Assets
Beginning of year	285,410,672	196,664,041
End of year (including undistributed net investment income of $3,383,660 and $1,800,048, respectively)	$424,212,314	$285,410,672

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	3,970,828	3,509,781
Class B Shares	242,353	184,355
Class C Shares	474,886	392,928
Class I Shares	1,830,778	1,666,581
Reinvestment of distributions:
Class A Shares	70,565	113,406
Class B Shares	--	4,546
Class C Shares	--	7,943
Class I Shares	36,599	14,351
Shares redeemed:
Class A Shares	(2,261,560)	(1,943,866)
Class B Shares	(61,753)	(60,154)
Class C Shares	(192,016)	(167,296)
Class I Shares	(421,387)	(94,880)
Total capital share activity	3,689,293	3,627,695

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, securities valued at $7,413,509 or 1.7% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts: The Fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $250,780 was payable at year end. In addition, $136,822 was payable at year end for operating expenses paid by the Advisor during September 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $89,068 was payable at year end.

The Distributor received $158,570 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $179,939 for the year ended September 30, 2005. Under the terms of the agreement $13,720 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $100,513 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $230,498,488 and $165,227,533, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $359,001,655. Net unrealized appreciation aggregated $60,648,037 of which $71,412,518 related to appreciated securities and $10,764,481 related to depreciated securities.

Net capital loss carryforwards of $359,484 (from Calvert South Africa Fund that merged into the Fund in September 2002), and $6,142,100 expire on September 30, 2009, and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2005, and September 30, 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$2,232,444	$2,437,729
Long-term capital gain	--	--
Total	$2,232,444	$2,437,792

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,648,444
Capital loss carryforward	(6,501,584)
Unrealized appreciation (depreciation)	60,648,037
$57,794,897

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to currency gains and losses and treatment of partnerships and passive foreign investment companies for federal tax purposes.

Undistributed net investment income	($769,249)
Accumulated net realized gain (loss)	769,249

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales, and the tax treatments of open forward foreign currency contracts, passive foreign investment companies, and partnerships.

Tax Information (Unaudited)

100% of the ordinary distributions paid have been identified as qualified dividend income. The Fund paid foreign taxes of $863,670 and recognized foreign source income of $11,226,991. Pursuant to IRC Section 853, the Fund designates $.04 per share of foreign taxes and $.54 per share of foreign source income as having been paid for taxable year ended September 30, 2005.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2005.

For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$75,025	3.03%	$6,870,853	December 2004

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$1
GNet Defta Development Holdings LLC	400,000	400,000
SEAF Central & Eastern European Growth Fund LLC	647,780	656,091
TOTALS	$1,397,780	$1,056,092

Note F -- Other

Terra Capital Investors Limited had filed suit in the Eastern Caribbean Supreme Court for the British Virgin Islands against the Fund for payment under a capital subscription agreement. The amount claimed was $21,978, plus interest and costs. The Fund paid the amount claimed, plus interest. Although the Fund believes that it has a strong defense to not pay the remaining capital commitment, all capital calls to-date have been recorded as an increase to the cost basis of the security and are therefore reflected in the financial statements.

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,766,016 at September 30, 2005.

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004 (z)
Net asset value, beginning		$16.60	$14.55
Income from investment operations
Net investment income (loss)		.21	.10
Net realized and unrealized gain (loss)		3.59	2.12
Total from investment operations		3.80	2.22
Distributions from
Net investment income		(.11)	(.17)
Net realized gains		--	--
Total distributions		(.11)	(.17)
Total increase (decrease) in net asset value		3.69	2.05
Net asset value, ending		$20.29	$16.60

Total return*		22.95%	15.30%
Ratios to average net assets: A
Net investment income (loss)		1.23%	.60%
Total expenses		1.86%	1.97%
Expenses before offsets		1.86%	1.97%
Net expenses		1.85%	1.96%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$297,151	$213,524

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2003	2002	2001
Net asset value, beginning		$11.99	$13.65	$21.77
Income from investment operations
Net investment income (loss)		.09	.01	.01
Net realized and unrealized gain (loss)		2.53	(1.59)	(6.75)
Total from investment operations	.	2.62	(1.58)	(6.74)
Distributions from
Net investment income		(.06)	--	--
Net realized gains		--	(.08)	(1.38)
Total distributions		(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value		2.56	(1.66)	(8.12)
Net asset value, ending		$14.55	$11.99	$13.65

Total return*		21.93%	(11.69%)	(32.93%)
Ratios to average net assets: A
Net investment income (loss)		.72%	.06%	.07%
Total expenses		2.07%	2.02%	1.85%
Expenses before offsets		2.05%	2.00%	1.85%
Net expenses		2.05%	1.99%	1.83%
Portfolio turnover		71%	106%	93%
Net assets, ending (in thousands)		$162,699	$129,887	$152,278

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004 (z)
Net asset value, beginning		$15.30	$13.57
Income from investment operations
Net investment income (loss)		0.15	(.08)
Net realized and unrealized gain (loss)		3.16	1.97
Total from investment operations		3.31	1.89
Distributions from:
Net investment income		--	(.16)
Net realized gains		--	--
Total distributions		--	(.16)
Total increase (decrease) in net asset value		3.31	1.73
Net asset value, ending		$18.61	$15.30

Total return*		21.63%	13.95%
Ratios to average net assets: A
Net investment income (loss)		.20%	(.54%)
Total expenses		2.92%	3.14%
Expenses before offsets		2.92%	3.14%
Net expenses		2.91%	3.13%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$14,232	$8,934

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2003	2002	2001
Net asset value, beginning		$11.33	$13.09	$21.20
Income from investment operations
Net investment income (loss)		(.08)	(.16)	(.18)
Net realized and unrealized gain (loss)		2.38	(1.52)	(6.55)
Total from investment operations		2.30	(1.68)	(6.73)
Distributions from:
Net investment income		(.06)	--	--
Net realized gains		--	(.08)	(1.38)
Total distributions		(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value		2.24	(1.76)	(8.11)
Net asset value, ending		$13.57	$11.33	$13.09

Total return*		20.34%	(12.96%)	(33.82%)
Ratios to average net assets: A
Net investment income (loss)		(.64%)	(1.22%)	(1.13%)
Total expenses		3.44%	3.33%	3.08%
Expenses before offsets		3.42%	3.31%	3.08%
Net expenses		3.41%	3.31%	3.06%
Portfolio turnover		71%	106%	93%
Net assets, ending (in thousands)		$6,176	$4,424	$4,542

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004 (z)
Net asset value, beginning		$14.91	$13.18
Income from investment operations
Net investment income (loss)		.15	(.04)
Net realized and unrealized gain (loss)		3.12	1.92
Total from investment operations		3.27	1.88
Distributions from:
Net investment income		--	(.15)
Net realized gains		--	--
Total distributions		--	(.15)
Total increase (decrease) in net asset value		3.27	1.73
Net asset value, ending		$18.18	$14.91

Total return*		21.93%	14.33%
Ratios to average net assets: A
Net investment income (loss)		.38%	(.25%)
Total expenses		2.75%	2.85%
Expenses before offsets		2.75%	2.85%
Net expenses		2.74%	2.84%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$22,856	$14,533

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2003	2002	2001
Net asset value, beginning		$10.97	$12.64	$20.46
Income from investment operations
Net investment income (loss)		(.03)	(.12)	(.14)
Net realized and unrealized gain (loss)		2.30	(1.47)	(6.30)
Total from investment operations	.	2.27	(1.59)	(6.44)
Distributions from
Net investment income		(.06)	--	--
Net realized gains		--	(.08)	(1.38)
Total distributions		(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value		2.21	(1.67)	(7.82)
Net asset value, ending		$13.18	$10.97	$12.64

Total return*		20.72%	(12.71%)	(33.62%)
Ratios to average net assets: A
Net investment income (loss)		(.27%)	(.95%)	(.89%)
Total expenses		3.09%	3.05%	2.81%
Expenses before offsets		3.07%	3.04%	2.81%
Net expenses		3.07%	3.03%	2.79%
Portfolio turnover		71%	106%	93%
Net assets, ending (in thousands)		$9,764	$7,021	$7,434

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2005	2004 (z)
Net asset value, beginning		$17.45	$15.17
Income from investment operations
Net investment income		.27	.27
Net realized and unrealized gain (loss)		3.88	2.19
Total from investment operations		4.15	2.46
Distributions from:
Net investment income		(.28)	(.18)
Net realized gains		--	--
Total distributions		(.28)	(.18)
Total increase (decrease) in net asset value		3.87	2.28
Net asset value, ending		$21.32	$17.45

Total return*		23.92%	16.25%
Ratios to average net assets: A
Net investment income (loss)		2.04%	1.60%
Total expenses		1.17%	1.23%
Expenses before offsets		1.11%	1.11%
Net expenses		1.10%	1.10%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$89,974	$48,420

			Years Ended
		September 30,	September 30,	September 30,
Class I Shares		2003	2002	2001
Net asset value, beginning		$12.38	$13.97	$22.03
Income from investment operations
Net investment income		.22	.16	.18
Net realized and unrealized gain (loss)		2.63	(1.67)	(6.86)
Total from investment operations		2.85	(1.51)	(6.68)
Distributions from:
Net investment income		(.06)	--	--
Net realized gains		--	(.08)	(1.38)
Total distributions		(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value		2.79	(1.59)	(8.06)
Net asset value, ending		$15.17	$12.38	$13.97

Total return*		23.12%	(10.93%)	(32.25%)
Ratios to average net assets: A
Net investment income (loss)		1.65%	1.05%	1.09%
Total expenses		1.39%	1.27%	1.19%
Expenses before offsets		1.09%	1.06%	1.07%
Net expenses		1.09%	1.05%	1.05%
Portfolio turnover		71%	106%	93%
Net assets, ending (in thousands)		$18,026	$5,943	$22,085

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT DIRECTORS
JOHN GUFFEY, JR. AGE: 57	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. AGE: 60	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	11	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
RUSTUM ROY AGE: 81	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	2	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 46	Director	1992	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd. Robeco Sustainable Equity Fund

INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Director & Chair	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

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This report is intended to provide fund information to shareholders. It is
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

Calvert
Investments that make a difference

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September 30, 2005
Annual Report
Calvert Capital
Accumulation Fund

Calvert
Investments that make a difference

An Ameritas Acacia Company

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
23

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contract
29

Director and Officer Information Table
32

=====================================================

Dear Shareholders:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double DiligenceTM, Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a diverse member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 120 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Several Calvert Funds participate in our community investing program, administered through the Calvert Social Investment Foundation. The program allocates a very small portion (1-3%) of Fund assets, at below-market rates to investments that promote social justice. During this reporting period, the program made several investments, including one in the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.)

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

For the 12-month reporting period ended September 30, 2005, Calvert Capital Accumulation Fund Class A shares returned 8.43% at NAV, while the benchmark Russell Mid-Cap Growth Index returned 23.47%. The Fund's underperformance was largely due to individual stock selection, particularly in the Technology and Health Care sectors, rather than to sector allocations.

New Subadvisor

On September 13, 2005, the Directors of the Fund approved the appointment of New Amsterdam Partners LLC as the new subadvisor for the Fund, pending final approval by the Fund's Board in December 2005. New Amsterdam Partners was selected based on their expertise in the mid-cap growth discipline, established track record, and commitment to socially responsible investing. New Amsterdam applies a blend of rigorous quantitative and fundamental research to a large universe of stocks, resulting in a substantial subset of stocks for potential investment for the Fund's portfolio. The firm is also sub-advisor to Calvert Social Investment Fund Balanced Portfolio.

Investment Climate

For the past 12 months, mid-cap stocks, as measured by the Russell Mid Cap(R) Index, have been the best performers in the U.S. stock market, with a return of 25.10%. Large-caps stocks, as measured by the Russell 1000(R) Index, returned 14.26% for the period. In terms of style, although mid-cap value stocks, as measured by the Russell Mid Cap Value Index (26.13%), have outperformed mid-cap growth stocks over most of the Fund's fiscal year, it has only been by a modest 2.66%.1, 2

Fluctuations in crude oil prices dictated the nature and direction of market returns during the Fund's fiscal year. We saw a strong rally in equity markets over the final months of 2004, driven by oil prices retreating from $60 per barrel and by the resolution of the US presidential election. However, with the recovery in crude oil prices, energy stocks roared ahead in early 2005, while other sectors lost ground. During a temporary dip in energy prices in the spring, other sectors, notably Health Care and Utilities, took the lead. The Fund's fiscal year closed with rising energy and energy-stock prices, accelerated by disrupted oil supplies resulting from Hurricanes Katrina and Rita. Despite the strong closing of energy stocks, other sectors that had rallied during the earlier slump in energy prices managed to hold onto their gains.

Portfolio Strategy

While energy stocks were the story for the market in general, the Fund's exposure to energy-related securities had little impact on performance relative to our benchmark. The most significant drag on performance came from stock selection in the Health Care and Technology sectors.

In Health Care, Biogen Idec, Coventry Health Care Inc., and AMERIGROUP Corp. accounted for a large portion of underperformance from stock selection through the reporting period. Biogen Idec stock fell more than 40% in a single day in February when the company announced the withdrawal of its promising treatment for multiple sclerosis. (Two patients who had been undergoing treatment with the firm's new drug died of a rare neurological condition.) Initially, we believed there was a possibility that the drug would be returned to the market, but the announcement of a third patient death led us to sell the position in full. Early in the reporting period, Coventry Health declined as investors questioned the wisdom of Coventry's acquiring First Health. And near the end of the Fund's fiscal year, AMERIGROUP, a provider of health care services to Medicaid patients, announced that higher-than-expected health care costs would cause the company to fall well short of investors' profit expectations.

While the Technology sector in the Russell Mid-Cap Growth Index produced strong returns for the period (at 25.3%), several of the Fund's Technology holdings suffered significant price reversals when earnings announcements disappointed investors.

Although disappointments outweighed good-news stories for the Fund this year, we did see positives. Our holding of Legg Mason boosted performance, as Legg announced a swap of its brokerage business for Citicorp's asset management arm. In Consumer Discretionary -- a sector whose performance was held back by rising energy prices -- the Fund benefited from holdings in Advance Auto Parts and Chico's Fashions as both reported better-than-expected changes in year-over-year sales.

Outlook

We expect that the economy has the capacity to grow and that markets have the capability to advance, recognizing that both face some confidence issues. Investors and consumers are encountering headwinds that may dampen the market and economic outlooks. In addition, while reconstruction of the Gulf region should boost economic growth in the coming quarters, it would be at the cost of growing Federal budget deficits. High energy prices and rising interest rates may cause a deterioration in consumer confidence and purchases, trimming both corporate growth and profits.

In the face of these uncertainties, we will apply Calvert's Double DiligenceTM process to seek attractive potential investments in well managed firms by examining companies both qualitatively and quantitatively in terms of both financial strength and corporate responsibility.

October 2005

1. For the 12 months ended September 30, 2005, mid-cap value stocks, as measured by the Russell Mid Cap Value Index, returned 26.13%; mid-cap growth stocks, as measured by the Russell Mid Cap Growth Index, returned 23.47%.

2. Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: Biogen Idec 0.00%, Coventry Health Care Inc. 2.14%, AMERIGROUP Corp. 1.39%, Legg Mason 1.60%, Chico's Fashions 2.82%, and Advance Auto Parts 0.00%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	0.52%	8.43%
Class B	0.05%	7.51%
Class C	0.09%	7.54%
Class I	0.93%	9.34%
Russell Mid-Cap Growth Index*	10.21%	23.47%
Lipper Mid-Cap Growth Funds Avg.*	9.62%	20.63%

Ten Largest Stock Holdings

	% of Net Assets
Pulte Homes, Inc.	3.8%
Cognizant Technology Solutions Corp.	3.6%
Superior Energy Services, Inc.	3.0%
Strayer Education, Inc.	3.0%
Weight Watchers International Inc.	2.9%
Chico's FAS, Inc.	2.8%
CARBO Ceramics, Inc.	2.7%
Barr Pharmaceuticals, Inc.	2.7%
Sybron Dental Specialties, Inc.	2.7%
WESCO International, Inc.	2.6%
Total	29.8%

Economic Sectors % of total investments

Consumer Discretionary	30.3%
Consumer Staples	2.5%
Financial Services	8.6%
Government Agency
Obligations	1.0%
Health Care	13.4%
Materials and Processing	5.4%
Other Energy	9.8%
Producer Durables	17.2%
Technology	10.8%
Utilities	1.0%
Total	100%

Asset Allocation

Stocks	98.5%
Notes	0.5%
Cash or Cash Equivalents	1.0%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

* Source: Lipper Analytical Services, Inc.
Portfolio Statistics		Portfolio Statistics
September 30, 2005		September 30, 2005
Average Annual Total Returns		Average Annual Total Returns
(with max. load)		(with max. load)

Class A Shares		Class C Shares
One year	3.26%	One year	6.54%
Five year	(6.06%)	Five year	(5.93%)
Ten year	4.91%	Ten year	4.49%

Class B Shares		Class I Shares*
One year	2.46%	One year	9.34%
Five year	(6.18%)	Five year	(4.08%)
Since inception	0.72%	Since inception	9.15%
(3/31/98)		(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75% or Class C deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,005.20	$8.33
Hypothetical	$1,000.00	$1,016.76	$8.38
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,000.50	$12.
Hypothetical	$1,000.00	$1,012.48	$12.67
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,000.90	$12.35
Hypothetical	$1,000.00	$1,012.72	$12.43
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,009.30	$4.33
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.51%, 2.46% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund, a series of the Calvert World Values Fund, Inc., as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Statement of Net Assets
September 30, 2005

Equity Securities - 98.4%	Shares	Value
Chemicals - 2.0%
Praxair, Inc.	60,900	$2,918,937

Communications Technology - 4.6%
CSG Systems International, Inc.*	144,400	3,134,924
Scientific-Atlanta, Inc.	95,200	3,570,952
		6,705,876
Computer - Services, Software & Systems - 3.6%
Cognizant Technology Solutions Corp.*	111,500	5,194,785

Consumer Products - 4.9%
Alberto-Culver Co.	49,800	2,228,550
Nautilus Group, Inc.	156,900	3,462,783
USANA Health Sciences, Inc.*	27,700	1,321,290
		7,012,623

Cosmetics - 1.8%
Estee Lauder Co.'s, Inc.	72,800	2,535,624

Drugs & Pharmaceuticals - 2.7%
Barr Pharmaceuticals, Inc.*	69,800	3,833,416

Education Services - 3.0%
Strayer Education, Inc.	45,450	4,295,934

Electronics - 2.6%
Amphenol Corp.	91,300	3,683,042

Electronics - Gauge & Meter - 4.5%
Itron, Inc.*	77,300	3,529,518
Mettler Toledo International, Inc.*	59,200	3,018,016
		6,547,534

Finance - Small Loan - 1.5%
SLM Corp.	41,500	2,226,060

Healthcare Management Services - 1.4%
AMERIGROUP Corp.*	104,900	2,005,688

Healthcare Services - 4.5%
Lincare Holdings, Inc.*	85,900	3,526,195
Omnicare, Inc.	52,600	2,957,698
		6,483,893

Home Building - 6.2%
KB Home	47,600	3,484,320
Pulte Homes, Inc.	127,700	5,480,884
		8,965,204

Equity Securities - Cont'd	Shares	Value
Insurance - Multi-Line - 1.5%
Protective Life Corp.	53,000	$2,182,540

Investment Management Companies - 1.5%
Federated Investors, Inc., Class B	66,400	2,206,472

Machinery - Oil Well Equipment & Services - 5.8%
CARBO Ceramics, Inc.	59,600	3,933,004
Superior Energy Services, Inc.*	188,900	4,361,701
		8,294,705

Machinery - Specialty - 2.5%
Graco, Inc.	103,100	3,534,268

Medical & Dental - Instruments & Supplies - 2.7%
Sybron Dental Specialties, Inc.*	92,000	3,825,360

Medical Services - 2.1%
Coventry Health Care, Inc.*	35,900	3,088,118

Metal Fabricating - 3.4%
Maverick Tube Corp.*	58,100	1,743,000
Reliance Steel & Aluminum Co.	58,700	3,106,991
		4,849,991

Office Furniture & Business Equipment - 1.5%
Xerox Corp.*	157,900	2,155,335

Oil - Crude Producers - 4.1%
Cimarex Energy Co.*	83,500	3,785,055
XTO Energy, Inc.	46,000	2,084,720
		5,869,775

Production Technology Equipment - 2.4%
Dionex Corp.*	65,100	3,531,675

Rent & Lease Services - Construction - 2.6%
WESCO International, Inc.*	112,600	3,813,762

Retail - 10.4%
Bed Bath & Beyond, Inc.*	93,300	3,748,794
Chico's FAS, Inc.*	110,400	4,062,720
Ross Stores, Inc.	150,300	3,562,110
Williams-Sonoma, Inc.*	93,400	3,581,890
		14,955,514

Savings & Loans - 1.9%
FirstFed Financial Corp.*	51,900	2,792,739

Securities Brokers & Services - 1.6%
Legg Mason, Inc.	21,000	2,303,490

Services - Commercial - 7.7%
Hewitt Associates, Inc.*	114,600	3,126,288

Equity Securities - Cont'd	Shares	Value
Services - Commercial - Cont'd
Resources Connection, Inc.*	124,500	$3,688,935
Weight Watchers International, Inc.*	81,900	4,224,402
		11,039,625

Soaps & Household Chemicals - 2.4%
Church & Dwight Co., Inc.	95,350	3,522,229

Utilities - Gas Distribution - 1.0%
Oneok, Inc.	43,700	1,486,674

Total Equity Securities (Cost $141,702,707)		141,860,888

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%,
7/1/08 (b)(i)(r)	$700,000	674,975

Total High Social Impact Investments (Cost $700,000)		674,975

U.S. Government Agencies and Instrumentalities - 1.0%
Federal Home Loan Bank Discount Notes, 10/3/05	1,500,000	1,499,738

Total U.S. Government Agencies and Instrumentalities
(Cost $1,499,738)		1,499,738

TOTAL INVESTMENTS (Cost $143,902,445) - 99.9%		144,035,601
Other assets and liabilities, net - 0.1%		72,240
Net Assets - 100%		$144,107,841

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value share authorized for Class A, Class B, Class C and Class I combined:
Class A: 4,738,374 shares outstanding		$112,151,853
Class B: 758,534 shares outstanding		18,894,505
Class C: 665,354 shares outstanding		14,515,451
Class I: 108,698 shares outstanding		2,374,930
Accumulated net realized gain (loss) on investments		(3,962,054)
Net unrealized appreciation (depreciation) on investments		133,156
Net Assets		$144,107,841

Net Asset Value Per Share
Class A (based on net assets of $110,970,062)		$23.42
Class B (based on net assets of $16,502,994)		$21.76
Class C (based on net assets of $14,038,422)		$21.10
Class I (based on net assets of $2,596,363)		$23.89

* Non-income producing security.

(b) This security was valued by the Board of Directors. See note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rte at period end.

(r) Restricted securities represent 0.5% of net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/08	7/1/05	$700,000

See notes to financial statements.

Statement of Operations
Year ended September 30, 2005
Net Investment Income
Investment Income:
Dividend income	$495,660
Interest income	124,159
Total investment income	619,819

Expenses:
Investment advisory fee	965,805
Transfer agency fees and expenses	504,924
Administrative Services fees	369,049
Distribution Plan expenses:
Class A	403,910
Class B	175,294
Class C	140,439
Directors' fees and expenses	26,516
Custodian fees	20,042
Registration fees	37,893
Reports to shareholders	71,974
Professional fees	27,399
Miscellaneous	16,359
Total expenses	2,759,604
Reimbursement from Advisor:
Class I	(6,597)
Fees paid indirectly	(11,997)
Net expenses	2,741,010

Net Investment Income (Loss)	(2,121,191)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	26,171,033
Change in unrealized appreciation or (depreciation)	(12,274,743)

Net Realized and Unrealized Gain
(Loss) on Investments	13,896,290

Increase (Decrease) in Net Assets
Resulting From Operations	$11,775,099

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($2,121,191)	($2,328,248)
Net realized gain (loss)	26,171,033	13,495,753
Change in unrealized appreciation
or (depreciation)	(12,274,743)	79,524

Increase (Decrease) in Net Assets
Resulting From Operations	11,775,099	11,247,029

Capital share transactions:
Shares sold:
Class A Shares	15,077,904	22,192,237
Class B Shares	1,569,256	2,850,356
Class C Shares	2,601,187	3,508,998
Class I Shares	2,336,257	457,453
Redemption fees:
Class A Shares	556	1,023
Shares redeemed:
Class A Shares	(25,010,050)	(24,735,459)
Class B Shares	(3,286,444)	(2,220,220)
Class C Shares	(2,473,154)	(2,333,309)
Class I Shares	(807,119)	(100,014)
Total capital share transactions	(9,991,607)	(378,935)

Total Increase (Decrease) in Net Assets	1,783,492	10,868,094

Net Assets
Beginning of year	142,324,349	131,456,255
End of year	$144,107,841	$142,324,349

Capital Share Activity
Shares sold:
Class A Shares	646,986	1,001,764
Class B Shares	72,372	135,911
Class C Shares	123,879	174,706
Class I Shares	98,277	21,660
Shares redeemed:
Class A Shares	(1,071,905)	(1,129,985)
Class B Shares	(150,740)	(107,809)
Class C Shares	(116,881)	(116,691)
Class I Shares	(33,276)	(4,573)
Total capital share activity	(431,288)	(25,017)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, securities valued at $674,975, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $78,309 was payable at year end. In addition, $51,502 was payable at year end for operating expenses paid by the Advisor during September 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $29,816 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $58,072 was payable at year end.

The Distributor received $63,383 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $153,133 for the year ended September 30, 2005. Under the terms of the agreement, $10,982 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $227,077,671 and $238,941,102 respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $143,902,445. Net unrealized appreciation aggregated $133,156, of which $4,792,948 related to appreciated securities and $4,659,792 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $3,962,054 at September 30, 2005 may be utilized to offset future capital gains until expiration in September 2011.

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Capital loss carryforward	($3,962,054)
Unrealized appreciation (depreciation)	133,156
($3,828,898)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary difference causing such reclassifications is due to the disallowance of net operating losses.

Undistributed net investment income	$2,121,191
Paid in capital	(2,121,191)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2005. For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$19,362	3.98%	$4,223,957	September 2005

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$21.60	$19.82
Income from investment operations
Net investment income (loss)	(.31)	(.32)
Net realized and unrealized gain (loss)	2.13	2.10
Total from investment operations	1.82	1.78
Total increase (decrease) in net asset value	1.82	1.78
Net asset value, ending	$23.42	$21.60
Total return*	8.43%	8.98%
Ratios to average net assets: A
Net investment income (loss)	(1.26%)	(1.41%)
Total expenses	1.68%	1.73%
Expenses before offsets	1.68%	1.73%
Net expenses	1.68%	1.72%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$110,970	$111,520

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$15.79	$19.35	$36.34
Income from investment operations
Net investment income (loss)	(.26)	(.29)	(.14)
Net realized and unrealized gain (loss)	4.29	(3.26)	(11.61)
Total from investment operations	4.03	(3.55)	(11.75)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	4.03	(3.56)	(16.99)
Net asset value, ending	$19.82	$15.79	$19.35

Total return*	25.52%	(18.36%)	(36.60%)
Ratios to average net assets: A
Net investment income (loss)	(1.48%)	(1.47%)	(1.18%)
Total expenses	1.82%	1.74%	1.69%
Expenses before offsets	1.82%	1.74%	1.69%
Net expenses	1.81%	1.73%	1.64%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$104,878	$83,643	$105,151

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$20.24	$18.73
Income from investment operations
Net investment income (loss)	(.49)	(.48)
Net realized and unrealized gain (loss)	2.01	1.99
Total from investment operations	1.52	1.51
Total increase (decrease) in net asset value	1.52	1.51
Net asset value, ending	$21.76	$20.24
Total return*	7.51%	8.06%
Ratios to average net assets: A
Net investment income (loss)	(2.12%)	(2.28%)
Total expenses	2.54%	2.60%
Expenses before offsets	2.54%	2.60%
Net expenses	2.53%	2.59%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$16,503	$16,936

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$15.07	$18.64	$35.47
Income from investment operations
Net investment income (loss)	(.39)	(.44)	(.24)
Net realized and unrealized gain (loss)	4.05	(3.12)	(11.35)
Total from investment operations	3.66	(3.56)	(11.59)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	3.66	(3.57)	(16.83)
Net asset value, ending	$18.73	$15.07	$18.64

Total return*	24.29%	(19.11%)	(37.12%)
Ratios to average net assets: A
Net investment income (loss)	(2.45%)	(2.38%)	(2.04%)
Total expenses	2.79%	2.65%	2.56%
Expenses before offsets	2.79%	2.65%	2.56%
Net expenses	2.78%	2.64%	2.50%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$15,152	$11,534	$13,914

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$19.62	$18.15
Income from investment operations
Net investment income (loss)	(.44)	(.43)
Net realized and unrealized gain (loss)	1.92	1.90
Total from investment operations	1.48	1.47
Total increase (decrease) in net asset value	1.48	1.47
Net asset value, ending	$21.10	$19.62
Total return*	7.54%	8.10%
Ratios to average net assets: A
Net investment income (loss)	(2.07%)	(2.23%)
Total expenses	2.49%	2.55%
Expenses before offsets	2.49%	2.55%
Net expenses	2.49%	2.54%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$14,038	$12,914

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$14.59	$18.02	$34.48
Income from investment operations
Net investment income (loss)	(.37)	(.42)	(.22)
Net realized and unrealized gain (loss)	3.93	(3.00)	(11.00)
Total from investment operations	3.56	(3.42)	(11.22)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	3.56	(3.43)	(16.46)
Net asset value, ending	$18.15	$14.59	$18.02

Total return*	24.40%	(18.99%)	(37.11%)
Ratios to average net assets: A
Net investment income (loss)	(2.35%)	(2.32%)	(1.98%)
Total expenses	2.69%	2.59%	2.49%
Expenses before offsets	2.69%	2.59%	2.49%
Net expenses	2.68%	2.58%	2.44%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$10,896	$8,365	$9,757

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.06)	(.09)
Net realized and unrealized gain (loss)	2.10	2.06
Total from investment operations	2.04	1.97
Total increase (decrease) in net asset value	2.04	1.97
Net asset value, ending	$23.89	$21.85
Total return*	9.34%	9.91%
Ratios to average net assets: A
Net investment income (loss)	(0.43%)	(0.54%)
Total expenses	1.28%	1.23%
Expenses before offsets	.87%	.86%
Net expenses	.86%	.86%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$2,596	$955

	Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003###	2002##	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets: A
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

## The last remaining shareholder in Class I redeemed on January 18, 2002.

### Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

basis for board's approval of investment advisory contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the Investment Subadvisory Agreement with New Amsterdam Partners, LLC ("Subadvisor" or "New Amsterdam") with respect to the Fund on September 13, 2005.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by CAMCO and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, CAMCO and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Directors considered certain information received in connection with, and their deliberations with respect to their December 2004 renewal of the Investment Subadvisory Agreement with Brown Capital Management and the Investment Advisory Agreement. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the proposed Investment Subadvisory Agreement with New Amsterdam.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record. Among other performance information presented to the Directors, the Board noted that the mid cap growth accounts managed by the Subadvisor outperformed or had comparable performance to the Russell MidCap Growth Index for the one-, two-, four-, and five year-periods ended June 30, 2005 and had consistently strong rankings among Lipper MidCap Growth peers for the one-, two-, four- and five-year periods ended June 30, 2005 and above the median performance against such peers for the three-year period ended June 30, 2005. The Directors also took into account the Subadvisor's performance in managing other funds in the Calvert complex.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and also noted that the advisory fees paid by the Fund would not change. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Directors also took into account that the subadvisory fee under the Investment Subadvisory Agreement with New Amsterdam would be the same as the subadvisory fee under the Investment Subadvisory Agreement with Brown Capital Management. Based upon their review, the Board of Directors determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In approving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT DIRECTORS
JOHN GUFFEY, JR. AGE: 57	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. AGE: 60	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	11	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
RUSTUM ROY AGE: 81	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	2	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 46	Director	1992	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Director & Chair	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to
prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that John G. Guffey Jr., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$32,010		$29,700
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,280	0%	$4,620	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$37,290	0%	$34,320	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
$	%*	$	% *
$21,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: December 1, 2005